CLARION COMMERCIAL HOLDINGS, INC.
                                    FORM 8-K
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 17, 1999

                        CLARION COMMERCIAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)

                         Commission File Number: 1-14167

                                   13-3988895
                      (IRS Employer Identification Number)

                  335 Madison Avenue, New York, New York 10017
           (Address of principal executive offices including zip code)

       (Registrant's telephone number including area code): (212) 883-2500






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Item 5. Other Events

     On November 17, 1999, the Board of Directors of Clarion Commercial Holdings, Inc. ("Clarion") passed a resolution authorizing Clarion to extend its program to repurchase shares of its Common Stock, par value $.001 per share. The news release announcing the extension of the repurchase program, dated November 24, 1999, is incorporated by reference herein, and is attached and filed herewith as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

             The following exhibit is filed as part of this report:

             (99.1) News release of Clarion Commercial Holdings, Inc. dated November 24, 1999.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CLARION COMMERCIAL HOLDINGS, INC.
                                              (Registrant)

Date:    November 24, 1999         By: /s/ Daniel Heflin
                                   ----------------------------------------
                                   Daniel Heflin
                                   Chief Executive Officer and President







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                                  EXHIBIT INDEX

                                    Exhibit
                               Number Description

99.1 The news release of Clarion Commercial Holdings, Inc. dated November 23, 1999.